UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 7, 2019 (June 6, 2019)

MRI INTERVENTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34822	58-2394628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5 Musick

Irvine, Ca. 92618

(Address of principal executive offices, zip code)

(949) 900-6833

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MRIC	OTCQB Marketplace

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of MRI Interventions, Inc. (the “Company”) was held on June 6, 2019 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered and voted on the following proposals:

(1)	The election of six directors to serve until the 2020 annual meeting of stockholders;

(2)	The ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

(3)	The election of an additional director to serve until the 2020 annual meeting of stockholders;

(4)	The advisory approval of executive compensation; and

(5)	The advisory setting of the frequency of future advisory votes on executive compensation.

Each proposal was approved and the final voting results for each proposal are described below. For beneficial owners holding the Company’s common stock at a bank or broker institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

1.	Election of Directors. The following named persons were elected as directors of the Company to serve until the 2020 annual meeting of stockholders or until their successors have been duly elected and qualified or until their earlier death, resignation, disqualification or removal. The votes were cast as follows:

	For	Withheld	Broker Non-Votes
Joseph M. Burnett	5,275,488	3,348	2,410,180
R. John Fletcher	5,275,108	3,728	2,410,180
Pascal E.R. Girin	5,275,176	3,660	2,410,180
Kimble L. Jenkins	5,126,995	151,841	2,410,180
Timothy T. Richards	5,275,226	3,610	2,410,180
John N. Spencer, Jr.	5,275,176	3,660	2,410,180

2.	Ratification of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The votes were cast as follows:

For	Against	Abstain
7,676,670	1,443	10,903

3.	Election of Additional Director. Marcio Souza was elected as a director of the Company to serve until the 2020 annual meeting of stockholders or until his successor has been duly elected and qualified or until his earlier death, resignation, disqualification or removal. The votes cast were as follows:

For	Against	Broker Non-Votes
4,803,769	29,116	2,856,131

4.	Advisory approval of executive compensation. The stockholders, on an advisory basis, approved the compensation of the Company’s executives. The votes were cast as follows;

For	Against	Abstain	Broker Non-Votes
3,152,847	12,419	386,732	4,137,018

5.	Advisory setting of the frequency of future votes on executive compensation. The stockholders, on an advisory basis, approved setting the frequency of future votes on executive compensation at one (1) year. The votes were cast as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
3,240,658	136,486	23,567	151,287	4,137,018

In light of the above results, on June 6, 2019, the Board of Directors has elected to include a stockholder vote on the compensation of executives in the proxy materials every year until the next required vote on the frequency of stockholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2019	MRI INTERVENTIONS, INC.

	By:	/s/ Harold A. Hurwitz
Harold A. Hurwitz
Chief Financial Officer